Events After the Reporting Date	12 Months Ended
Dec. 31, 2022
Events After the Reporting Date [Abstarct]
EVENTS AFTER THE REPORTING DATE
NOTE 29:-	EVENTS AFTER THE REPORTING DATE

a.	In January 2023, the Company reported the results of a private offering to Kasbian Nuriel Chirich. The private offering included the issuance of 50,000 shares (prior to the reverse share split effected by the Company in connection with the closing of the Business Combination), at a price of NIS 6.836 (USD 2). The aggregate amount raised through this private offering was NIS 342 thousand (USD 100 thousand). The offering was made prior to Mr. Chirich’s nomination as the Chairman of the Company’s Board of Directors in February 2023.

b.	On January 17, 2023, the Company received a loan in the amount of USD 1,000 thousand face value at a discount of 10%, for a period of 36 months, bearing an annual interest of 12%.

c.	On February 23, 2023, the Company entered into a convertible loan agreement (the “February Loan Agreement”) with Shayna LP, a Cayman Islands company (“Shayna”) in the amount of NIS 10,000 thousand (approximately USD 2,768 thousand) in exchange for the issuance of a bond.

On June 11, 2023, the Company entered into an additional convertible loan agreement with Shayna (the “June Loan Agreement”) according to which Shayna agreed to lend to the Company an amount equal to NIS 5 million (approximately USD 1.4 million) (the “Loan”) bearing no interest. The Loan will be convertible at the option of Shayna at a conversion price equal to a 40% discount to the lower of (i) the average closing prices of the Company’s ordinary shares during the five trading days preceding the date of the conversion notice or (ii) the average closing prices of the Company’s ordinary shares during the five trading days preceding the signing of the Loan Agreement. The Loan Agreement also served to amend the Company’s prior loan agreement entered into in February 2023 with Shayna to reduce the conversion price of the shares to be issued upon conversion of the loan granted under the Prior Loan Agreement to be identical to the conversion price under the Loan Agreement.

In connection with the Loan, the Company agreed to pay a commission equal to NIS 375 thousands (approximately $105 thousand) together with warrants to purchase ordinary shares of the Company having a value equal to NIS 375 thousands upon the date of grant to A-Labs Finance and Advisory Ltd. The Company also agreed to pay a commission equal to NIS 375 thousands (approximately $105 thousand) to an affiliated entity of Shayna. In addition, commencing on August 10, 2023, the Company agreed to pay to Shayna a consulting fee equal to $70 thousand per month in 12 equal monthly payments, totaling $840 thousands.

The Loans are for a period of up to 24 months, do not bear any interest and as part of the loan’s conditions the Lender reserves the right to demand from the Company in a written notice, to repay the loans by converting it into the Company’s shares and the same amount of warrants for Prior Loan and Shares only for June loan.

On July 9, 2023, the Company entered into a second additional loan agreement with Shayna (the “July Loan Agreement”). Pursuant to it, Shayna agreed to lend to the Company an amount equal to NIS 1.85 million (approximately $500 thousand) (the “Loan”). In addition, Shayna has the option in its sole discretion to lend the Company an additional NIS 1.15 million (approximately $312 thousand) following the execution of the Loan Agreement on the same terms and conditions as the Loan.

The July Loan Agreement will be convertible at the option of Shayna at a conversion price equal to a 40% discount to the lower of (i) the average closing price of the Company’s ordinary shares during the five trading days preceding the date of the conversion notice or (ii) the lowest closing price of the Company’s ordinary shares during the five trading days preceding the date on which the Company’s Board of Directors approved the Loan Agreement. The July Loan Agreement also served to amend the Company’s prior loan agreements entered into in each of February 2023 and June 2023 with Shayna (the “Prior Loan Agreements”) to reduce the conversion price of the shares to be issued upon conversion of the loan granted under the Prior Loan Agreements (the to be identical to the conversion price under the Loan Agreement.

d.	On February 26, 2023, the Company entered into two convertible notes’ agreements with Alliance Global Partners (“AGP”), the representative of the underwriters in RNER’s IPO and a stockholder of RNER, and another vendor involved in the Business Combination (the “Vendor”). Pursuant to the convertible notes’ agreements, AGP and the Vendor purchased an aggregate principal amount of $5,219 thousand and $349 thousand of convertible notes, respectively. Each convertible note will bear interest at a rate of 6% per annum, has a maturity date of March 1, 2024, and will be convertible for Company Ordinary Shares at AGP’s or the Vendor’s option, as applicable, at any time prior to the respective convertible notes being paid in full.

e.	On February 28, 2023, the Company delisted from the Tel Aviv stock exchange and on March 1, 2023, began trading on Nasdaq.

f.	On March 14, 2023, HUB Cyber Security Ltd. announced that it issued and sold approximately 400,000 shares to two of the original investors who had previously committed to participate in a PIPE financing in connection with the Company’s business combination with Mount Rainier Acquisition Corp. The shares were sold under the original PIPE terms for $10 per share for gross proceeds of approximately $4 million.

g.	ELOC - Equity Line of Credit.

On March 28, 2023 the Company and Dominion Capital LLC (“Dominion”), the manager of RNER’s sponsor, entered into a firm commitment for an ELOC, which is an equity line instrument (not a credit line one) whereby the Company may issue up to $100,000 thousands of Company’s ordinary shares over the course of 36 months. In consideration, the Company issued to Dominion 1,000,000 of Company’s ordinary shares on the date on which a definitive agreement is entered into.

In addition, Dominion advanced the Company an aggregate amount of $2,500 thousand upon closing of the Business Combination, as the upfront commitment. In connection with the firm commitment for the equity line of credit, the Company and Dominion entered into a senior secured demand promissory note (the “Secured Promissory Note”) to evidence the Company’s obligation to repay the equity line of credit commitment. The Secured Promissory Note will bear interest at a rate of 10% per annum and is due on demand.

h.	On May 4, 2023, the Company signed a Securities Purchase Agreement (“SPA”) to issue to the Investor up to two (2) secured convertible promissory notes in three tranches (the “Notes” and each a “Note”) for gross proceeds of up to $16,000 thousands and warrants to purchase the Company’s ordinary shares. The Closing of the first tranche occurred on May 8, 2023 and consisted of the issuance and sale to the Investor of a Note with a purchase price of $6,000 thousands a principal amount of $7,200 thousands and the issuance to the Investor of Warrants to acquire 2,458,210 ordinary shares. The purchase price for the initial Note consisted of two separate funding amounts. At the closing the initial funding amount of $4,500 thousands was received by the Company (prior to deducting legal fees and a 3.5% commitment fee) and the funding of the remaining $1,500 thousands is expected to occur within two (2) Business Days following the filing by the Company of this Annual Report. The second closing will consist of the issuance and sale to the Investor of a Note with a purchase price of $10,000 thousands and a principal amount of $12,000 thousands, and the issuance to the Investor of additional warrants to acquire ordinary shares. The second closing will occur sixty (60) days following the effectiveness of the registration statement that the Company has agreed to file in order to register the ordinary shares issuable upon conversion of the Note and the ordinary shares issuable upon the exercise of the. The Second Closing is subject to certain conditions precedent as set forth in the SPA.

The Note issued under the SPA in the First Closing will have a maturity date of May 8, 2025, and the Note issued under the SPA in the Second Closing will have a maturity date of 2 years from the date of issuance (the “Maturity Date”). Beginning on the date that is the earlier of (1) the Registration Statement being declared effective and (2) 120 days from the issuance date of each Note , the Company shall repay the Note in twelve consecutive monthly installments, on such date and each one (1) month anniversary thereof (each, a “Payment Date” and collectively the “Monthly Payments”) an amount equal to $600 thousands (the “Repayment Amount”), with the option of the Investor to increase one Monthly Payment up to $1,500 thousands by providing written notice to the Company.

The Company has the option to make the Monthly Payments (i) in cash in the amount equal to the product of Repayment Amount multiplied by 1.05 (ii) (ii) ordinary share, or (iii) a combination of cash and ordinary shares. The amount of ordinary shares to be issued upon repayment shall be calculate by dividing the Repayment Amount being paid in ordinary shares by the Repayment Share Price. The “Repayment Share Price” will be equal to ninety percent (90%) of the average of the lowest five (5) consecutive daily VWAPs during the twenty (20) Trading Days prior to the Payment Date.

i.

On May 19, 2023, the Company received a notification letter from the Listing Qualifications Department of Nasdaq stating that we were not in compliance with the requirements of Nasdaq Listing Rule 5250(c)(1) (the “Reporting Rule”) as a result of not having timely filed this Annual Report with the SEC. Under the Nasdaq rules, the Company had 60 calendar days, or until July 18, 2023, to file this Annual Report or to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rules.

On June 9, 2023 the Company received a notification from Nasdaq notifying the Company that it is no longer in compliance with Nasdaq Listing Rule 5450(a)(1), because for the 30 consecutive business days preceding the date of the notification, the bid price per share of the Company’s ordinary shares had closed below the $1.00 per share minimum bid price required for continued listing on Nasdaq (the “Minimum Bid Requirement”). The Nasdaq notice indicated that, in accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company will be provided 180 calendar days, or until December 6, 2023, to regain compliance. If, at any time before December 6, 2023, the bid price of the Company’s ordinary shares closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq staff will provide written notification that the Company has achieved compliance with the Bid Price Rule. If the Company fails to regain compliance with the Bid Price Rule before December 6, 2023, the Company may be eligible for an additional 180-calendar day compliance period. To qualify, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for Nasdaq, with the exception of the bid price requirement, and will need to provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. In the event the Company is not eligible for the second grace period, Nasdaq will provide written notice that the Company’s ordinary shares are subject to delisting.

On July 18, 2023, the Company submitted a plan of compliance to achieve and sustain compliance with all Nasdaq listing requirements, including the Reporting Rule and Minimum Bid Requirement. The Company filed its Annual Report on August 15, 2023 and intends to actively monitor its bid price.

j.	Due to the continuance of the Internal Investigation (as detailed in note 1e) the Company failed to meet the deadline for registration of the liability under the above mentioned agreements. In addition the Company is currently in default under certain additional covenants under the above mentioned agreements. Therefore, the investors and lenders under aforementioned agreements have the right to demand immediate repayment from Company and the Company may not be able to receive the remaining amounts, if any, under the agreements and commitments to the Company (see also Note 1d).